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                           HEARTLAND BANCSHARES, INC.

                                  EXHIBIT 10.6
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                           HEARTLAND BANCSHARES, INC.
                       NONQUALIFIED STOCK OPTION AGREEMENT


         THIS STOCK OPTION AGREEMENT (this "Option Agreement") is made and entered into as of the ______ day of _______________, _________ by and between HEARTLAND BANCSHARES, INC. (the "Company") and _____________________________ ("Participant");

                                   WITNESSETH:

         The Board of Directors of the Company has adopted that certain 1999 Stock Option Plan, as amended (the "Plan"), a copy of which is attached hereto as Exhibit "A" and incorporated herein by reference. Pursuant to the terms of the Plan and in consideration of the efforts of Participant on behalf of the Company, the Board of Directors has selected Participant to participate in the Plan and desires to grant to Participant certain nonqualified stock options to purchase shares of the Company's authorized $.10 par value common stock ("Stock"), subject to the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual promises, agreements and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                       1. INCORPORATION OF PLAN PROVISIONS

         This Option Agreement is subject to and is to be construed in all respects in a manner which is consistent with the terms of the Plan, the provisions of which are hereby incorporated by reference into this Option Agreement. Unless specifically provided otherwise, all terms used in this Option Agreement shall have the same meaning as in the Plan.

                                2. GRANT OF OPTION

         Subject to the further terms and conditions of this Option Agreement, Participant is hereby granted an option to purchase _________________________ (_________) shares of Stock, effective as of the date first written above. This stock option is not intended to be an Incentive Stock Option as provided in ss. 422 of the Internal Revenue Code.

                          3. FAIR MARKET VALUE OF STOCK

         The Board of Directors has determined, in good faith and in its best judgment, that the fair market value per share of Stock as of the date this stock option is granted is $10.00.

                                 4. OPTION PRICE

         The Board of Directors has determined that the price for each share of Stock purchased under this Option Agreement shall be $10.00.


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                             5. EXPIRATION OF OPTIONS

         The option to acquire Stock pursuant to this Option Agreement shall expire (to the extent not previously fully exercised) upon the first to occur of the following:

                  (a)      ____________________________ (the tenth anniversary
of the date of grant of the option);

                  (b) The date which is three months following the date which Participant ceases his employment with the Company or any subsidiary of the Company, otherwise than as a result of Participant's death or total disability;

                  (c) The date which is the first anniversary of the date upon which Participant ceases to be employed by the Company, or any subsidiary of the Company, by reason of Participant's death or total disability; or

                  (d) The date upon which Participant ceases his employment with the Company or any subsidiary of the Company, for any reason, including death or total disability, with respect to any portion of this option that is not then exercisable on the date Participant ceases his employment with the Company.

                              6. EXERCISE OF OPTION

         Unless options hereunder shall earlier lapse or expire pursuant to
Article 5 hereof, this option shall be exercisable with respect to the full number of shares subject to this Option Agreement as follows:

                _____________________________________________

                _____________________________________________

                _____________________________________________

         To the extent such options become exercisable in accordance with the foregoing, Participant may exercise this stock option, in whole or in part, from time to time. The option exercise price may be paid by Participant either (i) in cash, (ii) by surrender of shares of Stock owned by Participant for more than six months on the date of surrender and which have a fair market value on the date of surrender equal to the aggregate exercise price of the shares as to which such option shall be exercised, or (iii) shares of Stock issued or issuable in connection with the exercise of this option.

         Notwithstanding the foregoing, Participant shall be permitted to pay the exercise price of this option in shares of Stock pursuant to clauses (ii) and (iii) above only if an organized trading market in the Stock exists on the date of exercise of this option. In addition, any payment of the option exercise price pursuant to the aforementioned clause (iii) shall be made only with the prior consent of the Board of Directors of the Company.

         For the purposes of this Article 6, an "organized trading market" shall be deemed to exist on the date of exercise of the option if: (a) the Stock is listed on a national securities exchange, or (b) the Stock has been quoted on the National Association of Securities Dealers Automated Quotation System ("Nasdaq") for the 15 trading days preceding the date of exercise of the option, or (c) bid and asked quotations for the Stock have been published by the National Quotation Bureau or other


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recognized inter-dealer quotation publication (other than Nasdaq) during 20 of the 30 trading days preceding the date of exercise of the option. In the event that an organized trading market for the Stock exists on the date of exercise of the option, Participant shall be given credit against the option exercise price hereunder for such shares surrendered equal to (i) if the Stock is listed on a national securities exchange or is quoted on the Nasdaq National Market, the last actual sales transaction price reported on the day preceding exercise of the option, or, if there were no actual sales transactions reported for such date, on the date next preceding such date on which actual sales transactions were reported, or (ii) if the Stock is quoted on Nasdaq (other than the Nasdaq National Market) or by the National Quotation Bureau or other recognized inter-dealer quotation publication, the average of the high and low price quotations on the day preceding exercise of the option, or, if there were no price quotations for such date, on the date next preceding such date on which there were high and low price quotations for the Stock.

                              7. MANNER OF EXERCISE

         This stock option may be exercised by written notice to the Secretary of the Company specifying the number of shares to be purchased and signed by Participant or such other person who may be entitled to acquire Stock under this Option Agreement. If any such notice is signed by a person other than Participant, such person shall also provide such other information and documentation as the Secretary of the Company may reasonably require to assume that such person is entitled to acquire Stock under the terms of the Plan and this Option Agreement. After receipt of the notice and any other assurances requested by the Company under this Article 7, and upon receipt of the full option price, the Company shall issue to the person giving notice of exercise under this Option Agreement the number of shares specified in such notice.

                       8. RESTRICTIONS ON TRANSFERABILITY

         The stock option granted hereunder shall not be transferable by Participant otherwise than by will or by the laws of descent and distribution, and such stock option shall be exercisable during Participant's lifetime only by Participant.

              9. FURTHER RESTRICTIONS ON EXERCISE AND SALE OF STOCK

         The Board of Directors may, in its sole discretion, prohibit this Option from being exercised by the holder hereof in the event that (i) there is not on file with the Securities and Exchange Commission an effective Registration Statement on Form S-8, or similar form promulgated by the Securities and Exchange Commission, covering the option shares, and (ii) the Board is not reasonably satisfied that the offer and sale of such option shares to the option holder will be exempt in fact from the registration requirements of the Securities Act of 1933, as amended, and such state securities laws as shall be applicable. The Board of Directors may condition the exercise of this Option upon its receipt of such representations, factual assurances and legal opinions as it shall deem necessary to determine and document the availability of any such exemption and may further condition such exercise upon such undertakings by the holder hereof or such restriction upon the transferability of the shares to be acquired hereunder as it shall determine to be necessary to effectuate and protect the claim to any such exemption.


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         Nothing contained in this section shall be construed to obligate the
Company to, or to grant any right to the holder of this Option to, cause the Company to file any Registration Statement; or, if any such Registration Statement is filed, to prepare any additional prospectus, to file any amendments to the Registration Statement, or to continue said Registration Statement in effect.

                     10. REORGANIZATION AND RECAPITALIZATION

         In the event that dividends are payable in Common Stock of the Company or in the event there are splits, subdivisions or combinations of shares of Common Stock of the Company, the number of Shares available under the Plan shall be increased or decreased proportionately, as the case may be, and the number of Shares deliverable upon the exercise thereafter of any Option theretofore granted shall be increased or decreased proportionately, as the case may be, without change in the aggregate purchase price.

         In case the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or in case the property or stock of the Company is acquired by another corporation, or in case of a separation, reorganization, recapitalization or liquidation of the Company, the Board of Directors of the Company, or the Board of Directors of any corporation assuming the obligations of the Company hereunder, shall either (i) make appropriate provision for the protection of any outstanding Options by the substitution on an equitable basis of appropriate stock of the Company, or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect to the shares of Common Stock of the Company, provided only that the excess of the aggregate fair market value of the shares subject to option immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to option immediately before such substitution over the purchase price thereof, or (ii) upon written notice to the Participant provide that the Option (including the shares not then exercisable) must be exercised within sixty days of the date of such notice or it will be terminated.






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         IN WITNESS WHEREOF, the Company has caused this Option Agreement to be executed by a member of the Board of Directors or a duly authorized officer of the Company, and Participant has executed this Option Agreement as of the date first written above.

                                      HEARTLAND BANCSHARES, INC.


                                      By:
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                                          James C. Clinard
                                          President and Chief Executive Officer


                                      "PARTICIPANT"


                                       ----------------------------------------
                                       Name:


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